Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The income tax provision for continuing operations consisted of the following for the years ended December 31:

In millions	2018	2017	2016
Current:
Federal	$1,480	$2,594	$2,803
State	499	464	511
	1,979	3,058	3,314
Deferred:
Federal	22	(1,435)	5
State	1	14	(2)
	23	(1,421)	3
Total	$2,002	$1,637	$3,317

The TCJA was enacted on December 22, 2017. Among numerous changes to existing tax laws, the TCJA permanently reduced the federal corporate income tax rate from 35% to 21% effective on January 1, 2018. The effects of changes in tax rates on deferred tax balances are required to be taken into consideration in the period in which the changes are enacted, regardless of when they are effective. As a result of the reduction of the corporate income tax rate under the TCJA, the Company estimated the revaluation of its net deferred tax liabilities and recorded a provisional noncash income tax benefit of approximately $1.5 billion for year ended December 31, 2017. The Company completed its assessment of the TCJA’s final impact in December 2018 and recorded an additional tax benefit of approximately $100 million in the year ended December 31, 2018.

The following table is a reconciliation of the statutory income tax rate to the Company’s effective income tax rate for continuing operations for the years ended December 31:

	2018	2017	2016
Statutory income tax rate	21.0%	35.0%	35.0%
State income taxes, net of federal tax benefit	27.7	4.1	4.1
Effect of the Tax Cuts and Jobs Act	(7.1)	(18.3)	—
Health insurer fee	2.2	—	0.2
Goodwill impairments	89.5	0.8	—
Sale of subsidiary	5.0	—	—
Other	4.1	(1.8)	(0.9)
Effective income tax rate	142.4%	19.8%	38.4%

The following table is a summary of the components of the Company’s deferred income tax assets and liabilities as of December 31:

In millions	2018	2017
Deferred income tax assets:
Lease and rents	$277	$291
Inventory	28	31
Employee benefits	243	246
Allowance for doubtful accounts	243	187
Retirement benefits	130	40
Net operating loss and capital loss carryforwards	529	101
Deferred income	104	93
Insurance reserves	467	—
Investments	11	—
Other	242	18
Valuation allowance	(520)	(77)
Total deferred income tax assets	1,754	930
Deferred income tax liabilities:
Depreciation and amortization	(9,431)	(3,926)
Total deferred income tax liabilities	(9,431)	(3,926)
Net deferred income tax liabilities	$(7,677)	$(2,996)

The increase in net deferred income tax liabilities is mainly due to the Aetna Acquisition. As of December 31, 2018, the Company has net operating and capital loss carryovers of approximately $529 million. The Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent results of operations. The Company established a valuation allowance of $520 million because it does not consider it more likely than not that these deferred tax assets will be recovered.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

In millions	2018	2017	2016
Beginning balance	$344	$307	$338
Additions based on tax positions related to the current year	1	62	68
Additions based on tax positions related to prior years	324	32	70
Reductions for tax positions of prior years	(5)	(28)	(100)
Expiration of statutes of limitation	(2)	(10)	(22)
Settlements	(1)	(19)	(47)
Ending balance	$661	$344	$307

The increase in the balance of unrecognized tax benefits in 2018 compared to 2017 and 2016 is mainly due to the Aetna Acquisition.

The Company and most of its subsidiaries are subject to United States federal income tax as well as income tax of numerous state and local jurisdictions. The Company is a participant in the Compliance Assurance Process, which is a program made available by the Internal Revenue Service (“IRS”) to certain qualifying large taxpayers, under which participants work collaboratively with the IRS to identify and resolve potential tax issues through open, cooperative and transparent interaction prior to the annual filing of their federal income tax return. The IRS has substantially completed its examinations of the Company’s 2015, 2016 and 2017 consolidated United States federal income tax returns. The IRS is currently examining the Company's 2018 consolidated United States federal income tax return.

The Company and its subsidiaries are also currently under income tax examinations by a number of state and local tax authorities. As of December 31, 2018, no examination has resulted in any proposed adjustments that would result in a material change to the Company’s results of operations, financial condition or liquidity.

Substantially all material state and local income tax matters have been concluded for fiscal years through 2012. Certain state exams are likely to be concluded and certain state statutes of limitations will lapse in 2019, but the change in the balance of the Company’s uncertain tax positions is projected to be immaterial. In addition, it is reasonably possible that the Company’s unrecognized tax benefits could change within the next twelve months due to the anticipated conclusion of various examinations with the IRS for various years. An estimate of the range of the possible change cannot be made at this time.

The Company records interest expense related to unrecognized tax benefits and penalties in the income tax provision. The Company accrued interest expense of approximately $19 million, $11 million and $10 million in 2018, 2017 and 2016, respectively. The Company had approximately $80 million and $34 million accrued for interest and penalties as of December 31, 2018 and 2017, respectively.

As of December 31, 2018, the total amount of unrecognized tax benefits that, if recognized, would affect the Company’s effective income tax rate is approximately $597 million, after considering the federal benefit of state income taxes.